                                                                    EXHIBIT 10.4

                            HOUSEHOLD INTERNATIONAL
                  NOTICE OF STOCK OPTIONS AND GRANT AGREEMENT



(DATE)

(NAME)
(SOCIAL SECURITY NUMBER)
(MAILING ADDRESS)

On (DATE) the Compensation Committee of Household's Board of Directors granted you stock options under the Household International Long-Term Executive Incentive Compensation Plan as follows:

                   Date of Grant                    ##/##/##
                   Option Price Per Share           $##.####
                   # of Shares Granted              ###

Enclosed for your signature are two(2) copies of the Stock Option Agreement which state the terms and conditions under which these options were granted. Please retain one copy for your files and return one signed copy of the Agreement by (DATE) using the attached pre-addressed envelope, to:

                         HOUSEHOLD INTERNATIONAL, INC.
                       ATTN:  OFFICE OF THE SECRETARY, 3N
                               2700 SANDERS ROAD
                           PROSPECT HEIGHTS, IL 60070
                                     U.S.A.

Sincerely,




John W. Blenke
Secretary



__________________________________        ___________________
Employee's Signature                      Date

                         HOUSEHOLD INTERNATIONAL, INC.

                       HOUSEHOLD INTERNATIONAL LONG-TERM
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                                ---------------
                    NON-TAX QUALIFIED STOCK OPTION AGREEMENT


     THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of such agreement are as follows:

     1. The Company hereby grants to the Employee an option, for a period of 10 years and one day from the date hereof, to purchase, on the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

     2. No shares may be purchased under this option for one year from the date hereof. At the close of said one-year period this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the date hereof, provided that 100% of the shares in this option may be exercised
(a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Committee during the Employee's employment. If the Employee does not purchase the full number of shares which he or she is entitled to purchase hereunder in any of said years, then the Employee may purchase such shares at any subsequent time during the term thereof. The option shall be exercised by giving to the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, such notice to be accompanied by payment of the purchase price by cash or check to the order of the Company. Payment for the option may also be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such rules as have been established by the Compensation Committee or Board of Directors and which are in effect at the time the option is exercised. The Compensation Committee or Board of Directors may rescind at any time the right to use common stock of the Company in payment for shares purchased through the option.

     3. The option may not be transferred except by will or the laws of descent and distribution. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the date hereof, except that:
(i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within five years of the date of termination of employment; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within a) twelve months following death or b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Compensation Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment. The option will expire in all events and for all purposes 10 years and one day from the date hereof.

     4. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

     5. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

     6. Notice to the Company shall be addressed to the Company in care of its Secretary at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     7. Anything herein to the contrary notwithstanding, this option agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                         HOUSEHOLD INTERNATIONAL, INC.

                       HOUSEHOLD INTERNATIONAL LONG-TERM
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                              -------------------
                    NON-TAX QUALIFIED STOCK OPTION AGREEMENT
                           FOR SENIOR MANAGEMENT TEAM


     THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of such agreement are as follows:

     1. The Company hereby grants to the Employee an option, for a period of 10 years and one day from the date hereof, to purchase, on the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

     2. No shares may be purchased under this option for one year from the date hereof. At the close of said one-year period this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the date hereof, provided that 100% of the shares in this option may be exercised
(a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Committee during the Employee's employment. If the Employee does not purchase the full number of shares which he or she is entitled to purchase hereunder in any of said years, then the Employee may purchase such shares at any subsequent time during the term thereof. The option shall be exercised by giving to the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, such notice to be accompanied by payment of the purchase price by cash or check to the order of the Company. Payment for the option may also be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such rules as have been established by the Compensation Committee or Board of Directors and which are in effect at the time the option is exercised. The Compensation Committee or Board of Directors may rescind at any time the right to use common stock of the Company in payment for shares purchased through the option.

     3. The option may not be transferred except by will or the laws of descent and distribution. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the date hereof, except that: (i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised at any time before the expiration date of the option; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within a) twelve months following death or b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Compensation Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment. The option will expire in all events and for all purposes 10 years and one day from the date hereof.

     4. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

     5. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

     6. Notice to the Company shall be addressed to the Company in care of its Secretary at 2700 Sanders Road, Prospect Heights,

Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     7. Anything herein to the contrary notwithstanding, this option agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                         HOUSEHOLD INTERNATIONAL, INC.

                       HOUSEHOLD INTERNATIONAL LONG-TERM
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                              --------------------
                          U.K. STOCK OPTION PROVISIONS
                             CERTIFICATE OF OPTION


     THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International Long-Term Executive Incentive Compensation Plan and the U.K. Stock Option Provisions issued thereunder (the "Incentive Plan"). The terms of such agreement are as follows:

     1. The Company hereby grants to the Employee an option, for a period of 10 years from the date hereof, to purchase, on the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

     2. No shares may be purchased under this option for one year from the date hereof. At the close of said one-year period this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the date hereof, provided that 100% of the shares in this option may be exercised if so determined by the Committee during the Employee's employment. If the Employee does not purchase the full number of shares which he or she is entitled to purchase hereunder in any of said years, then the Employee may purchase such shares at any subsequent time during the term thereof. The option shall be exercised by giving to the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, such notice to be accompanied by payment of the purchase price by cash or check to the order of the Company.

     3. The option may be exercised during the lifetime of the Employee only by him or her and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the date thereof, except that an option may be exercised within: (a) one year from the date of death if any option holder dies while still holding an option, by the executor, administrator or other personal representative of the individual, or
(b) five years from the date of termination of employment by reason of the Employee becoming retirement-eligible, or (c) twelve months from the date of termination of employment by reason of total disability, or (d) three months from the date of termination of employment in all other cases.

Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment. The option will expire in all events and for all purposes 10 years from the date hereof.

     4. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

     5. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

     6. Notice to the Company shall be addressed to the Company in care of its Secretary at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     7. Anything herein to the contrary notwithstanding, this option agreement shall be subject to amendment by the Company from time to time (subject to prior approval from the Inland Revenue) to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                            HOUSEHOLD INTERNATIONAL
                  NOTICE OF RESTRICTED STOCK RIGHTS AGREEMENT




(DATE)

(NAME)
(SOCIAL SECURITY NUMBER)
(ADDRESS)

On (DATE) the Compensation Committee of Household's Board of Directors granted you restricted stock rights under the Household International Long-Term Executive Incentive Compensation Plan as follows:

                  Date of Grant                    ##/##/##
                  # of Shares Granted              ###

Enclosed for your signature are two(2) copies of the Restricted Stock Rights Agreement which state the terms and conditions under which these rights were granted. Please retain one copy for your files and return one signed copy of the Agreement by (DATE) using the attached pre-addressed envelope, to:

                         HOUSEHOLD INTERNATIONAL, INC.
                       ATTN:  OFFICE OF THE SECRETARY, 3N
                               2700 SANDERS ROAD
                           PROSPECT HEIGHTS, IL 60070
                                     U.S.A.


Sincerely,





John W. Blenke
Secretary



__________________________________        ___________________
Employee's Signature                      Date

                         HOUSEHOLD INTERNATIONAL, INC.

                       HOUSEHOLD INTERNATIONAL LONG-TERM
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                             ---------------------
                       RESTRICTED STOCK RIGHTS AGREEMENT


     THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of such agreement are as follows:

     1. The Company hereby grants to the Employee Restricted Stock Rights (the "RSRs"), for a period of five (5) years from the date hereof (the "Restricted Period"), to receive on the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan, shares of the Common Stock of the Company as set forth in the cover sheet to this Agreement.

     2. No shares may be issued under RSRs for one year from the date hereof. The shares subject to such RSRs shall be forfeited and all rights of a holder of such RSRs and shares shall terminate without any payment of consideration by the Company if the Employee fails to remain continuously as an Employee of the Company or any subsidiary for the Restricted Period, except (i) in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the Employee will receive either (1) the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided however, that any fractional share shall not be awarded; and provided further, the Compensation Committee, in its sole discretion, may determine that full vesting is appropriate under the circumstances or (2) 100% of the shares subject to RSRs on his or her last day of employment if retirement occurs on or after age 65, and (ii) in the event that the employment of a holder of RSRs terminates by reason of death or permanent and total disability, such holder shall be entitled to receive the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided however, that any fractional share shall not be awarded. An Employee shall not be deemed to have terminated his or her period of continuous employment with the Company if he or she leaves the employ of the Company or any subsidiary for immediate reemployment with the Company or any subsidiary. A holder of RSRs whose employment terminates for reasons other than those listed in this paragraph 2 (other than a change-in-control of the Company) will forfeit his or her rights under any outstanding RSRs. This automatic forfeiture may be waived in whole or in part by the Committee in its sole discretion.

     3. The RSRs may not be transferred except by will or the laws of descent and distribution.

     4. When an Employee shall be entitled to receive shares pursuant to RSRs, the Company shall issue the appropriate number of shares registered in the name of the Employee or his or her estate or administrator, as deemed appropriate by the Company.

     5. The holder of RSRs shall not be entitled to any of the rights of a holder of the Common Stock with respect to the shares subject to such RSRs prior to the issuance of such shares pursuant to the Plan. However, during the Restricted Period, for each share subject to an RSR, the Company will pay the Employee as additional income, less applicable taxes, an amount in cash equal to the cash dividend declared on a share of Common Stock of the Company during the Restricted Period on or about the date the Company pays such dividend to its stockholders of record.

     6. Any and all taxes required to be withheld by the Company as a result of the issuance of any shares pursuant to the RSRs shall be the sole responsibility of the Employee.

     7. Notice to the Company shall be addressed to the Company in care of its Secretary at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     8. Anything herein to the contrary notwithstanding, this RSR agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                         HOUSEHOLD INTERNATIONAL, INC.

                       HOUSEHOLD INTERNATIONAL LONG-TERM
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                            ----------------------
                       RESTRICTED STOCK RIGHTS AGREEMENT


     THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of such agreement are as follows:

     1. The Company hereby grants to the Employee Restricted Stock Rights (the "RSRs"), which shall fully vest five (5) years from the date hereof (the "Restricted Period"), pursuant to the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan. The RSRs entitle the Employee to receive the number of shares of Common Stock of the Company as set forth in the cover sheet to this Agreement.

     2. No shares may be issued under RSRs for one year from the date hereof. After said one-year period, shares subject to RSRs will vest one-third on each of the third, fourth and fifth anniversaries (the "Vesting Dates") from the grant date. On each Vesting Date an Employee shall be entitled to receive shares representing the vested RSRs, and the Company shall issue the appropriate number of vested shares (rounded down to the nearest whole share) registered in the name of the Employee or his or her estate or administrator, as deemed appropriate by the Company, provided the Employee has satisfied all tax obligations with respect to such shares as required herein. The unvested shares subject to such RSRs shall be forfeited and all rights of a holder of such RSRs and shares shall terminate without any payment of consideration by the Company if the Employee fails to remain continuously as an Employee of the Company or any subsidiary for the Restricted Period, except (i) in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the Employee will receive either (1) the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided however, that any fractional share shall not be awarded; and provided further, the Compensation Committee, in its sole discretion, may determine that full vesting is appropriate under the circumstances or (2) 100% of the shares subject to RSRs on his or her last day of employment if retirement occurs on or after age 65, and (ii) in the event that the employment of a holder of RSRs terminates by reason of death or permanent and total disability, such holder shall be entitled to receive the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided however, that any fractional share shall not be awarded. Any shares that the Employee is entitled to receive in accordance with the preceding sentence will be reduced by any shares that the Employee has already received because of vesting on the third, fourth and fifth anniversaries of the grant date. An Employee shall not be deemed to have terminated his or her period of continuous employment with the Company if he or she leaves the employ of the Company or any subsidiary for immediate reemployment with the Company or any subsidiary. A holder of RSRs whose employment terminates for reasons other than those listed in this paragraph 2 (other than a change-in-control of the Company) will forfeit his or her unvested rights under any outstanding RSRs. This automatic forfeiture may be waived in whole or in part by the Committee in its sole discretion.

     3. The RSRs may not be transferred except by will or the laws of descent and distribution.

     4. The holder of RSRs shall not be entitled to any of the rights of a holder of the Common Stock with respect to the shares subject to such RSRs prior to the issuance of such shares pursuant to the Plan. However, during the Restricted Period, for each unvested share subject to an RSR, the Company will pay the Employee as additional income, less applicable taxes, an amount in cash equal to the cash dividend declared on a share of Common Stock of the Company during the Restricted Period on or about the date the Company pays such dividend to its stockholders of record.

     5. Any and all taxes required to be withheld by the Company as a result of the issuance of any shares pursuant to the RSRs shall be the sole responsibility of the Employee.

     6. Notice to the Company shall be addressed to the Company in care of its Secretary at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     7. Anything herein to the contrary notwithstanding, this RSR agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                            HOUSEHOLD INTERNATIONAL
                  NOTICE OF PERFORMANCE SHARE AWARD AGREEMENT




(DATE)

(NAME)
(SOCIAL SECURITY NUMBER)
(ADDRESS)

On (DATE) the Compensation Committee of Household's Board of Directors granted you a performance share award under the Household International Long-Term Executive Incentive Compensation Plan as follows:

                    Date of Grant                   ##/##/##
                     Price Per Share                $##.###
                    # of Shares                     ###

Enclosed for your signature are two(2) copies of the Performance Share Award Agreement which state the terms and conditions under which these shares were awarded. Please retain one copy for your files and return one signed copy of the Agreement by (DATE) using the attached preaddressed envelope, to:

Sincerely,





John W. Blenke
Secretary



__________________________________        ___________________
Employee's Signature                      Date

                         HOUSEHOLD INTERNATIONAL, INC.

                       HOUSEHOLD INTERNATIONAL LONG-TERM
                     EXECUTIVE INCENTIVE COMPENSATION PLAN
                               ----------------------

                       PERFORMANCE SHARE AWARD AGREEMENT


     THIS AGREEMENT, dated February 1, 1994, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of such agreement are as follows:

     1. The Company hereby grants to the Employee Performance Share Awards (the PSAs"), for a period of five (5) years from the date hereof (the "Restricted Period"), and provided the performance condition in the following paragraph is met, to receive, on the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan, shares of the Common Stock of the Company as set forth in the cover sheet to this Agreement.

     2. The PSA shares will vest from the date of this Agreement according to the following schedule: 25% on the third anniversary if a performance unit award payment is made with respect to the award granted for the three-year cycle 1994-1996, 25% on the fourth anniversary if a performance unit award payment is made with respect to the award granted in the three-year cycle 1995-1997, 50% on the fifth anniversary if a performance unit award payment is
made with respect to the award granted for the three-year cycle 1996-1998.   A
holder of PSAs who fails to remain continuously as an Employee of the Company or any subsidiary until some or all of the PSAs become vested in accordance with the preceding sentence will forfeit all such unvested shares and the rights of a holder of such shares without any payment of consideration by the Company, unless otherwise provided in his or her Employment Agreement or unless
the Compensation Committee has waived this condition.   An Employee shall not
be deemed to have terminated his or her period of continuous employment with the Company if he or she leaves the employ of the Company or any subsidiary for immediate reemployment with the Company or any subsidiary.

     3. The PSAs may not be transferred except by will or the laws of descent and distribution.

     4. As PSA shares vest, an Employee shall be entitled to receive the shares and the Company shall issue the appropriate number of shares registered in the name of the Employee or his or her estate or administrator, as deemed appropriate by the Company.

     5. The holder of PSAs shall not be entitled to any of the rights of a holder of the Common Stock with respect to the shares subject to such PSAs prior to the issuance of such shares pursuant to the Plan. However, during the Restricted Period, for each share subject to an PSA, the Company will pay the Employee an amount in cash equal to the cash dividend declared on a share of Common Stock of the Company during the Restricted Period on or about the date the Company pays such dividend to its stockholders of record, provided, however, that any such dividends will be held by the Company without interest, until the Performance Condition has been satisfied or the Performance Condition has been waived by the Compensation Committee in its sole discretion. At that time, all past and future amounts attributable to dividends paid or payable to holders of the Common Stock shall be paid to the Employee by the Company as additional income, less applicable taxes.

     6. Any and all taxes required to be withheld by the Company as a result of the issuance of any shares pursuant to the PSAs shall be the sole responsibility of the Employee.

     7. Notice to the Company shall be addressed to the Company in care of its Secretary at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

     8. Anything herein to the contrary notwithstanding, this PSA agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.